UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2013
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2013 Executive Officer Compensation

On February 15, 2013, the board of directors (the “Board”) of Ireland Inc. (the “Company”) amended the compensation packages for the Company’s executive officers. Retroactive to January 1, 2013, the Company’s executive officers will be entitled to cash compensation as follows:

Name	Position	Annual	Performance	Performance
		Salary	Bonus A1	Bonus B2

Douglas D.G. Birnie	Chief Executive Officer, President and Secretary	$250,000	$50,000	$50,000

Robert D. McDougal	Chief Financial Officer and Treasurer	$90,000	None	None

David Z. Strickler	Vice President of Finance and Administration	$175,000	$25,000	$25,000

1.	Payable upon the Company successfully completing 10 successful onsite gold extraction leach tests, the completion of which shall be reasonably determined by the Board.
2.	Payable upon the closing price of the Company’s common stock (as quoted by the principal market or exchange on which those shares trade) exceeding $1.25 per share for 20 consecutive trading days.

The Board also approved the grant of non-qualified stock purchase options to purchase up to 1,300,000 shares of the Company’s common stock under the Company’s 2007 Stock Incentive Plan at a price of $0.57 per share, vesting and expiring as follows:

Douglas D.G. Birnie Chief Executive Officer, President and Secretary	Robert D. McDougal Chief Financial Officer and Treasurer	David Z. Strickler VP Finance and Administration	Vesting Date	Expiration Date
75,000	37,500	50,000	March 31, 2013	March 31, 2018
75,000	37,500	50,000	June 30, 2013	June 30, 2018
75,000	37,500	50,000	September 30, 2013	September 30, 2018
75,000	37,500	50,000	December 31, 2013	December 31, 2018
150,000	75,000	100,000	The date that the Corporation successfully completes 10 successful onsite gold extraction leach tests, which date shall be reasonably determined by the Board.	The date that is the 5th year anniversary of the particular vesting date.
150,000	75,000	100,000	The first date after the
Grant Date that the closing
price for the Corporation’s
common stock (as quoted
by the principal market or
exchange on which such
shares trade) exceeds
$1.25 per share for 20
			consecutive trading days.	The date that is the 5th year anniversary of the particular vesting date.
600,000	300,000	400,000	Total

Each of the options granted to Messrs. Birnie, McDougal and Strickler will automatically vest and become exercisable upon the occurrence of a change in control of the Company.

ITEM 8.01	OTHER EVENTS.

Grant of Options to Independent Director

Effective February 15, 2013 (the "Grant Date"), Ireland Inc. (the "Company") granted to its sole independent director non-qualified stock options to purchase an aggregate of 300,000 shares of the Company’s common stock under the Company’s 2007 Stock Incentive Plan at an exercise price of $0.57 per share. The options vest, and expire, as follows:

Number of Options to Vest	Vesting Date	Expiration Date
75,000	March 31, 2013	March 31, 2018
75,000	June 30, 2013	June 30, 2018
75,000	September 30, 2013	September 30, 2018
75,000	December 31, 2013	December 31, 2018
300,000	Total

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.

Date: February 15, 2013	By:	/s/ Douglas D.G. Birnie

		Name:	Douglas D.G. Birnie
		Title:	CEO and President